UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

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STRIVE, INC.

(Exact name of Registrant as Specified in Its Charter)

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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)

Registrant’s Telephone Number, Including Area Code: (855) 427-7360

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on January 12, 2026, the Board of Directors (the “Board of Directors”) of Strive, Inc. (the “Company”) approved by unanimous written consent a 1-for-twenty reverse stock split (the “Reverse Stock Split”) of the authorized shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”) set forth in the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), and correspondingly decreased the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock held by each stockholder of record, pursuant to Nevada Revised Statutes (“NRS”) 78.207. Since the Reverse Stock Split was effectuated pursuant to NRS 78.207 by a proportionate decrease in both the authorized and issued and outstanding shares of each such class, no stockholder approval of the Reverse Stock Split is required under the NRS.

On February 3, 2025, the Company filed a Certificate of Change with the Nevada Secretary of State in accordance with NRS 78.209 (the “Certificate of Change”) to amend the Articles of Incorporation to effect, effective as of 12:01 a.m. Pacific Time on February 6, 2026 (the “Effective Time”), the Reverse Stock Split. After the Effective Time, it is expected the Class A Common Stock will begin trading under the existing trading symbol “ASST” on The Nasdaq Stock Market LLC (the “Nasdaq”) on a reverse split-adjusted basis when the market opens on February 6, 2026. At the Effective Time, every 20 shares of the Class A Common Stock issued and outstanding and every 20 shares of the Class B Common Stock issued and outstanding will be automatically converted into one issued and outstanding share of Class A Common Stock and one issued and outstanding share of Class B Common Stock, respectively, the total number of shares of Class A Common Stock authorized for issuance under the Articles of Incorporation will be reduced by a corresponding proportion from 444,000,000,000 shares to 22,200,000,000 shares, and the total number of shares of Class B Common Stock authorized for issuance under the Articles of Incorporation will be reduced by a corresponding proportion from 21,000,000,000 shares to 1,050,000,000 shares.

The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 862945 300. The par value per share of the Class A Common Stock will remain unchanged at $0.001.

In addition, as a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying the Company’s outstanding equity awards, the number of shares issuable upon the exercise of the Company’s outstanding warrants and the number of shares issuable upon conversion of the outstanding convertible notes issued by Semler Scientific, Inc. or under the Company’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards and warrants, as applicable. The total number of shares of the Company’s preferred stock, par value $0.001 per share, authorized for issuance under the Articles of Incorporation will remain at 21,000,000,000. Furthermore, no change will be made to the number of issued and outstanding shares of the Company’s Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to have such fractional share rounded up to the nearest whole share and, as such, any stockholder who otherwise would have held a fractional share after giving effect to the Reverse Stock Split will instead hold one whole share of the post-Reverse Stock Split Class A Common Stock or Class B Common Stock, as applicable, after giving effect to the Reverse Stock Split. No cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. Banks, brokers or other nominees are instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. VStock Transfer, LLC, the Company’s transfer agent, is acting as the exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the process for exchanging shares.

The foregoing description of the Certificate of Change is qualified in its entirety by reference to the form of Certificate of Change, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Change of Strive, Inc., filed with the Nevada Secretary of State on February 3, 2026 and effective on February 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026		STRIVE, INC.

	By:	/s/ Matthew Cole
		Name:	Matthew Cole
		Title:	Chief Executive Officer